Exhibit 99.1

UNITED STATES DISTRICT COURT

DISTRICT OF MARYLAND

____________________________________

In re India Globalization

Capital, Inc. Derivative Litigation

Lead Case No. 1:18-cv-03698-DKC

Hon. Deborah K. Chasanow

Lead Case No. DKC 18-3698

____________________________________

This Document Relates to:

     All Consolidated Cases

____________________________________

NOTICE TO CURRENT INDIA GLOBALIZATION CAPITAL, INC. SHAREHOLDERS

TO:     ALL OWNERS OF INDIA GLOBALIZATION CAPITAL, INC. (“IGC” OR THE “COMPANY”) COMMON STOCK (NYSE: IGC) AS OF FEBRUARY 13, 2020, WHO CONTINUE TO OWN SUCH SHARES (EACH, A “CURRENT IGC STOCKHOLDER”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF MULTIPLE STOCKHOLDER DERIVATIVE LAWSUITS AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE DERIVATIVE LAWSUITS, IGC STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING RELEASED CLAIMS.

THIS ACTION IS NOT A CLASS ACTION. ACCORDINGLY, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

PLEASE TAKE NOTICE that this action is being settled on the terms contained in a Settlement Agreement and Release, dated January 10, 2020 (the “Agreement”). The purpose of this Notice1 is to inform you of:

●	the existence of three pending derivative lawsuits (collectively, the “Derivative Litigation”);

1 All capitalized terms used in this Notice, unless otherwise defined herein, are defined as set forth in the Agreement.

●	the proposed settlement between the plaintiffs and defendants reached in the Derivative Litigation (the “Settlement”);

●

that a hearing to issue final approval of the Settlement and Agreement is currently scheduled for June 30, 2020, at 10:00 a.m. EST so that the United States District Court for the District of Maryland can consider the fairness, reasonableness, and adequacy of the Settlement;

●	the agreement to pay plaintiffs moderate service awards; and

●	the agreement to pay plaintiffs’ counsels’ fees and expenses.

This Notice describes the steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of the plaintiffs’ claims or defendants’ defenses. Rather, this Notice is issued solely for the purpose of advising you of the proposed Settlement of the Derivative Litigation and of your rights in connection with the proposed Settlement.

Summary:

On January 10, 2020, IGC, in its capacity as a nominal defendant, entered into the Agreement in the Derivative Litigation. The Derivative Litigation involves three stockholder derivative lawsuits, namely: Erny v. Mukunda, et al., Case No. 1:18-cv-03698-DKC; Hamdan v. Mukunda, et al., Case No. 8:19-cv-00493-DKC; and Patel v. Mukunda, et al., Case No. 8:19-cv-01673-PWG, all filed in the United States District Court for the District of Maryland (the “Court”).

The Derivative Litigation had been filed derivatively on behalf of IGC in the Court against certain current directors, officers, agents, and/or employees of the Company. The Agreement and the Settlement, subject to the approval of the Court, is intended by the Parties to fully, finally, and forever compromise, resolve, discharge, and settle any and all Released Claims and to result in the complete dismissal of the Derivative Litigation, and each lawsuit comprised therein, with prejudice, upon the terms and subject to the conditions set forth in the Agreement. The proposed Settlement requires IGC to codify, adopt, and implement certain additional corporate governance principles, as outlined in Exhibit C to the Agreement (“Governance Principles”), and provides that defendants shall cause their insurer to pay a Settlement Sum, including an Attorneys’ Fees and Expenses Sum to Plaintiffs’ Counsel, of two hundred thousand dollars ($200,000.00), which amount includes moderate service awards to the three plaintiffs of one thousand dollars ($1,000.00) each, to be paid from the Settlement Sum, subject to Court approval.

This notice is a summary only and does not describe all of the details of the Agreement. For full details of the matters discussed in this summary, please see the full Agreement posted in the “Investors” section of IGC’s website, igcinc.us; contact the plaintiffs’ counsel at the address listed below; or inspect the full Agreement filed with the Clerk of the Court.

What are the Lawsuits About?:

The Derivative Litigation is brought derivatively on behalf of IGC and alleges that the Individual Defendants, among other things more fully described in the complaints filed in the Derivative Litigation, breached their fiduciary duties owed to the Company by knowingly or recklessly making and/or causing IGC to make false and misleading statements of material fact to the investing public. The Individual Defendants have denied the allegations contained in the complaints filed in the Derivative Litigation and any and all liability whatsoever.

Why is there a Settlement?:

The Court has not decided in favor of the plaintiffs or the defendants. Instead, both sides agreed to the Settlement in order to avoid the distraction, substantial costs and attorneys’ fees, and risks of further litigation, and because the plaintiffs and the defendants believe that the Settlement, including the Governance Principles, provides substantial benefits to, and is in the best interests of, IGC and its stockholders.

As noted above, the Individual Defendants have denied the allegations contained in the complaints filed in the Derivative Litigation. Nonetheless, the Individual Defendants have entered into the Agreement, without admitting or conceding any allegation, assertion, or claim, and any fault, liability, wrongdoing, or damage whatsoever, in order to avoid the significant burden and cost, including attorneys’ fees, of defending the Derivative Litigation, the risks inherent in any lawsuit, and the substantial distraction to IGC’s officers and directors resulting from the Derivative Litigation.

The Request for Settlement Approval and Your Right to Object to the Settlement:

On May 1, 2020, the Court entered an order preliminarily approving the Agreement and the Settlement contemplated therein (the “Preliminary Order”) and providing for this Notice of the Settlement to be made to IGC stockholders. The Preliminary Order further provides that the Court will hold a hearing on June 30, 2020 at 10:00 a.m. EST (the “Final Approval Hearing”) before the Honorable Deborah K. Chasanow in Courtroom 3A of the United States District Court for the District of Maryland, 650 Cherrywood Lane, Greenbelt, Maryland 20770, or telephonically or by video, if subsequently ordered by the Court, pursuant to Federal Rule of Civil Procedure 23.1 to: (i) determine whether the proposed Settlement is fair, reasonable, and adequate and in the best interests of the Company; (ii) consider objections, if any, to the Settlement submitted in accordance with this Notice; (iii) determine whether a Final Order substantially in the form attached as Exhibit D to the Agreement should be entered dismissing all claims in the Derivative Litigation with prejudice, and releasing the Released Claims against the Individual Defendant Released Parties; (iv) consider the agreed-to Settlement Sum, including the Attorneys’ Fees and Expenses Sum; (v) consider the service awards to the plaintiffs, which will be funded from the Settlement Sum; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement.

The Court may, in its discretion, change the date and/or time of the Final Approval Hearing without further direct notice to you. The Court also has reserved the right to hold the Final Approval Hearing telephonically or by video without further direct notice to you. If you intend to appear for the Final Approval Hearing, please consult the Court’s calendar and/or the “Investors” section of IGC’s website, igcinc.us, for any change in the date, time, or format of the Final Approval Hearing.

Any Current IGC Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Agreement, or to the proposed Settlement Sum, including the Attorneys’ Fees and Expenses Sum or the service awards to the plaintiffs, may file with the Court a written objection. An objector must, at least twenty-one (21) calendar days prior to the Final Approval Hearing: (1) file with the Clerk of the Court, and serve upon the below listed counsel, a written objection to the Settlement or Agreement: (a) clearly indicating that objector’s name, mailing address, daytime telephone number, and e-mail address (if any); (b) stating that the objector is objecting to the proposed Settlement and/or proposed Settlement Sum, including the Attorneys’ Fees and Expenses Sum; (c) specifying the reason(s), if any, for each such objection made, including any legal support and/or evidence that such objector wishes to bring to the Court’s attention or introduce in support of such objection; and (d) identifying and supplying documentation showing how many shares of IGC common stock the objector owned as of February 13, 2020, when the objector purchased or otherwise acquired such shares, and whether the objector still owns any such shares; and (2) if requesting to be heard in person by the Court, he, she, or it must, in addition to the requirements of (1) above, file with the Clerk of the Court and serve on the below counsel: (a) a notice of intention to appear at the Final Approval Hearing, which identifies by name and address any witnesses they may call to testify and discloses in detail any exhibits they intend to introduce into evidence at the Final Approval Hearing. For purposes of this Notice, the term “appear” shall mean to attend or participate in person at any live court proceeding or to participate telephonically or by video in the event the Court orders any court proceeding to be conducted by telephone or video. Any objector who does not timely comply with these requirements shall be foreclosed from raising any objection to the Settlement and Agreement and shall not be permitted to appear at the Final Approval Hearing scheduled by the Court, except for good cause shown.

IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN JUNE 9, 2020. The Clerk’s address is:

Clerk of the Court

U.S. DISTRICT COURT, DISTRICT OF MARYLAND

6500 Cherrywood Lane

Greenbelt, Maryland 20770

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN JUNE 9, 2020. DELIVERY BY FACSIMILE TRANSMISSION IS NOT SUFFICIENT TO SATISFY THE DELIVERY REQUIREMENTS OF THIS NOTICE.

Counsel’s addresses are:

Plaintiff’s Counsel in Erny Litigation

Timothy W. Brown, Esq.

The Brown Law Firm, P.C.

240 Townsend Square

Oyster Bay, New York 11771

Ph: (516) 922-5427

Fx: (516) 344-6204

tbrown@thebrownlawfirm.net

Plaintiff’s Counsel in Hamdan Litigation

Thomas J. McKenna, Esq.

Gainey McKenna & Egleston

501 Fifth Avenue, 19th Floor

New York, NY 10017

Ph: (212) 983-1300

Fx: (212) 983-0383

tjmckenna@gme-law.com

Plaintiff’s Counsel in Patel Litigation

Brandon Walker, Esq.

Bragar Eagel & Squire, P.C.

885 Third Avenue, Suite 3040

New York, NY 10022

Ph: (212) 355-4648

Fx: (212) 214-0506

walker@bespc.com

Individual Defendants’ Counsel

Matthew E. Feinberg, Esq.

PilieroMazza PLLC

888 17th Street, N.W., 11th Floor

Washington, D.C. 20006

Ph: (202) 857-1000

Fx: (202) 857-0200

mfeinberg@pilieromazza.com

IGC’s Counsel

Michelle A. Gitlitz, Esq.

Crowell & Moring LLP

590 Madison Avenue, 20th Floor

New York, NY 10022

Ph: (212) 895-4334

Fx: (212) 223-4134

mgitlitz@crowell.com

An objector may file an objection on his, her or its own or through an attorney hired at his, her or its own expense. If an objector hires an attorney to represent him, her or it for the purposes of making such objection, the attorney must serve a notice of appearance on the counsel listed above and file such notice of appearance with the Court no later than twenty-one (21) calendar days before the Final Approval Hearing.

Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear, as that term is defined elsewhere herein, at the Final Approval Hearing either individually or through counsel retained at the objector’s expense. Objectors need not appear for the Final Approval Hearing, however, in order to have their objections considered by the Court.

If you are a Current IGC Stockholder and do not take steps to appear in this action and object to the proposed Settlement and/or Agreement, you will be bound by any Order entered by the Court and will forever be barred from raising an objection to such settlement in this or any other action or proceeding, and from pursuing any of the Released Claims.

If you held IGC common stock as of February 13, 2020 and continue to hold such stock, you may have certain rights in connection with the proposed Settlement. You may obtain further information by contacting counsel for Plaintiffs in the Derivative Action at:

Timothy W. Brown, Esq.

The Brown Law Firm

240 Townsend Square

Oyster Bay, New York 11771

Ph: (516) 922-5427

Fx: (516) 344-6204

tbrown@thebrownlawfirm.net

Thomas J. McKenna, Esq.

Gainey McKenna & Egleston

501 Fifth Avenue, 19th Floor

New York, NY 10017

Ph: (212) 983-1300

Fx: (212) 983-0383

tjmckenna@gme-law.com

Brandon Walker, Esq.

Bragar Eagel & Squire, P.C.

885 Third Avenue, Suite 3040

New York, NY 10022

Ph: (212) 355-4648

Fx: (212) 214-0506

walker@bespc.com

Please Do Not Call the Court or Defendants with Questions About the Settlement.